StoneCastle Financial Corp.
Consolidated Schedule of Investments (unaudited)

As of September 30, 2021
Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Term Loans – 12.0%
Banking – 12.0%
American Capital Bancorp	Subordinated Term Loan, 9.00%, 4/1/2028	$7,000,000	$ 6,998,250
Equity Bancshares Inc.	Subordinated Term Loan, 7.00%, 6/30/2030	$5,000,000	5,312,500
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%, 1/1/2030(4)	$700,000	679,000
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/1/2028	$4,000,000	3,890,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%, 12/31/2028(4)	$1,700,000	1,649,000
	Total Term Loans (Cost $18,400,000)		18,528,750
Structured Debt Securities – 13.4%
Banking – 13.4%
Community Funding 2018, LLC.	Preferred Shares (Estimated effective yield 9.34%), 144A(5)(6)	$21,260,000	18,666,280
Preferred Term Securities, Ltd. / Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030, 144A(5)	$557,777	557,080
U.S. Capital Funding I, Ltd. / U.S Capital Funding I, Corp.	Subordinate Income Note, (Estimated effective yield 17.94%), 5/1/2034, 144A(5)	$4,700,000	1,480,500
	Total Structured Debt Securities (Cost $22,402,069)		20,703,860
Regulatory Capital Securities – 85.4%
Banking – 85.4%
Castelo 2021-1	Credit Linked Note, Castelo 2021-1, 8/15/2037(7)*	€4,200,000	4,865,070
Citibank, N.A.	Credit Linked Note, Terra X, 9/25/2029(8)*	$10,000,000	10,000,000
Colonnade 2020-3A	Credit Linked Note, Colonnade 2020-3A, 12/15/2029(9)(10)	$5,000,000	5,154,275
Colonnade 2021-1	Credit Linked Note, Colonnade 2021-1, 4/30/2028(9)(11)	$6,000,000	6,095,412
Deutsche Bank AG CRAFT 2018-2A	Credit Linked Note, Craft 2018-2A, 4/30/2028(12)	$10,099,207	10,108,054
Deutsche Bank AG CRAFT 2021-1	Credit Linked Note, Craft 2021-1, 2/21/2031(9)(13)	$3,200,000	3,200,000
Elvetia 2018-6A	Credit Linked Note, Elvetia 2018-6A, 1/27/2028(14)+	CHF4,397,180	4,674,614
Elvetia 2021-1	Credit Linked Note, Elvetia 2021-1, 10/20/2029(15)+	CHF2,000,000	2,147,111
FCT Opale 2021	Credit Linked Note, FCT Opale 2021, 5/5/2030(16)+	$4,000,000	4,014,098
Fondo De Titulizacion Pymes Magdalena 3	Credit Linked Note, Pymes Magdalena 3 B, 12/20/2052(17)*	€6,331,894	7,283,574
Goldman Sachs Bank USA	Credit Linked Note, Goldman Sachs Bank USA 2020-1, 9/24/2025(18)	$10,995,000	11,214,900
Manitoulin USA Ltd.	Guarantee Linked Note, Muskoka 2018-1 C, 9/10/2024(9)(19)*	$4,000,000	4,007,600
Mespil Securities Inc.	Credit Linked Note, Mespil 2017-1 A, 12/28/2027(20)*	$6,000,000	6,016,200
Nansa CLO D.A. Co.	Credit Linked Note, Nansa 2018-1, 3/1/2026(21)*	€6,770,390	7,624,852
NatWest Markets Plc	Credit Linked Note, Nightingale LF 2021-1, 4/1/2028(9)(22)*	£2,000,000	2,694,800
See Notes to Schedule of Investments
| StoneCastle Financial Corp.    1

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Regulatory Capital Securities (continued)
Banking (continued)
Premium Green PLC 2020-11	5 Year Secured Amortizing Floating Rate Note, Premium Green Plc 2020-11, 12/20/2024(23)+	$5,000,000	$ 5,075,532
Premium Green PLC 2021-3	5 Year Secured Amortizing Floating Rate Note, Premium Green Plc 2021-3, 6/29/2026(24)*	€4,100,000	4,766,878
RESONANCE 5	Credit Linked Note, Resonance 5, 10/25/2029(25)*	€3,751,763	4,375,733
Salisbury II Securities 2016	Credit Linked Note, Salisbury 2016-1 A, 6/16/2027(26)+	£1,965,740	2,575,936
Salisbury III Securities 2019	Credit Linked Note, Salisbury 2019-1 B, 6/16/2027(27)+	£5,243,916	6,975,742
Sogelease France	Credit Linked Note, FCT Colisee 2020-1A, 12/20/2023(28)+	€5,966,461	6,970,493
Standard Chartered Bank CHAKRA 4	Credit Linked Note, Chakra 4, 6/26/2027(9)(29)+	$4,000,000	4,000,000
Standard Chartered Bank Start XI	Credit Linked Note, Start XI, 6/16/2025(30)+	$5,000,000	4,970,000
Syntotta D.A. Co.	Credit Linked Note, Syntotta 1, 11/4/2037(31)*	€2,717,987	3,136,574
	Total Regulatory Capital Securities (Cost $129,552,644)		131,947,448
Trust Preferred and Preferred Securities – 13.5%
Banking – 13.5%
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$4,789,000	4,669,275
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$200,000	195,000
First Marquis Holdings, LLC.	Variable Rate Perpetual Preferred Stock (Estimated effective yield 13.42%)(6)(9)	$6,550	7,082,312
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(5)	$1,997,349	1,997,349
Marshall Holdings Limited	Variable Rate Perpetual Preferred Stock, (Estimated effective yield 10.12%)(9)	$5,000,000	4,903,243
TriState Capital Holdings	Fixed / Floating Cumulative Perpetual Preferred Stock, 6.75% (TSCAP)	$80,000	2,080,800
	Total Trust Preferred and Preferred Securities (Cost $20,567,869)		20,927,979
Exchange Traded Fund – 6.6%
Banking – 6.6%
iShares S&P U.S. Preferred Stock Index Fund	Exchange Traded Fund	263,845	10,239,824
	Total Exchange Traded Fund (Cost $9,901,903)		10,239,824
	Total Long-Term Investments (Cost $200,824,485)		202,347,861
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See Notes to Schedule of Investments

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Money Market Fund – 2.4%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio	Institutional Share Class - Money Market Mutual Fund (MISXX) 0.01%	3,669,410	$ 3,669,410
	Total Money Market Fund (Cost $3,669,410)		3,669,410
	Total Investments (Cost $204,493,895)(32)(33) — 133.3%		206,017,271
	Other assets and liabilities, net — (33.3)%(34)		(51,471,988)
	Total Net Assets — 100.0%		$154,545,283

(1)	We do not "control" and are not an "affiliate" of any of our investments, each as defined in the Investment Company Act (the "1940 Act").
(2)	Par Value in USD, GBP, EUR or CHF.
(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and accepted by the Company’s Board of Directors.
(4)	The estimated effective yield including structuring fees paid annually through maturity of 2030 and 2028, respectively, is 9.60%.
(5)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933.
(6)	The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.
(7)	Originating Bank: Santander; Floating rate note: 9.00%; 3M EURIBOR (Floored at 0%) + 9.00%
(8)	Originating Bank: Citibank, N.A. ; Floating rate note: 7.95%; SOFR + 7.90%
(9)	Investments determined using significant unobservable inputs (Level 3). The value of such securities is $ 37,137,642 or 24.04% of net assets.
(10)	Originating Bank: Barclays Bank; Floating rate note: 12.53%; 3M LIBOR + 12.40%
(11)	Originating Bank: Barclays Bank; Floating rate note: 12.00%; 3M LIBOR + 11.88%
(12)	Originating Bank: Deutsche Bank; Floating rate note: 10.13%; 3M LIBOR + 10.00%
(13)	Originating Bank: Deutsche Bank; Floating rate note: 8.62%; 3M LIBOR + 8.50%
(14)	Originating Bank: Credit Suisse; Floating rate note: 6.99%; 3M CHF LIBOR + 7.75%
(15)	Originating Bank: Credit Suisse; Floating rate note: 7.25%; 3M CHF LIBOR + 8.00%
(16)	Originating Bank: Societe Generale; Floating rate note: 7.32%; 3M LIBOR + 7.20%
(17)	Originating Bank: Santander; Floating rate note: 8.00%; 3M EURIBOR (Floored at 0%) + 8.00%
(18)	Originating Bank: Goldman Sachs; Floating rate note: 8.44%; SOFR + 8.39%
(19)	Originating Bank: Bank of Montreal; Floating rate note: 3.91%; 3M LIBOR + 3.80%
(20)	Originating Bank: Bank of Ireland; Floating rate note: 5.12%; 3M LIBOR + 4.99%
(21)	Originating Bank: Santander; Floating rate note: 9.40%; 3M EURIBOR (Floored at 0%) + 9.40%
(22)	Originating Bank: NatWest Markets PLC; Floating rate note: 10.80%; SONIA + 10.75%
(23)	Originating Bank: Credit Agricole; Floating rate note: 10.93%; 3M LIBOR + 10.80%
(24)	Originating Bank: Credit Agricole; Floating rate note: 9.06%; 3M EURIBOR + 9.60%
(25)	Originating Bank: BNP; Floating rate note: 6.94%; 3M EURIBOR + 7.49%
(26)	Originating Bank: Lloyd’s; Floating rate note: 12.07%; 3M GBP LIBOR + 12.00%
(27)	Originating Bank: Lloyd’s; Floating rate note: 10.55%; 3M SONIA + 10.50%
(28)	Originating Bank: Societe Generale; Floating rate note: 9.94%; 3M EURIBOR + 10.49%
(29)	Originating Bank: Standard Chartered; Floating rate note: 9.28%; 3M LIBOR + 9.15%
(30)	Originating Bank: Standard Chartered; Floating rate note: 10.05%; SOFR + 10.00%
(31)	Originating Bank: Santander; Floating rate note: 8.70%; 3M EURIBOR (Floored at 0%) + 8.70%
(32)	As of September 30, 2021, the tax cost basis of investment securities was $204,493,895. The gross unrealized appreciation over tax cost was $5,080,677 and gross unrealized depreciation under tax cost was $3,557,301. Net unrealized depreciation of tax cost under value was $1,523,376.
(33)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(34)	Includes $55,000,000 in bank loans from Texas Capital Bank.
*	Held in Marshall Holdings Limited II.
+	Held in Marshall Holdings Limited III.
See Notes to Schedule of Investments
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Forward foreign currency contracts outstanding as of September 30, 2021 were as follows:
Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	6,948,925	CHF	6,397,180	10/15/21	BNYM	$82,144
USD	40,827,080	EUR	34,566,997	10/15/21	BNYM	775,146
USD	12,746,644	GBP	9,209,670	10/15/21	BNYM	337,294
						$1,194,584
BNYM	Bank of New York Mellon
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
GBP	British Pound
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
S&P	Standards & Poor's
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
Additional Information
The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC. See Notes to Financial Statements for additional information on StoneCastle Financial Corp’s. investment in Community Funding 2018, LLC.
Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$9,000,000	California
Freeport Bancshares, Inc.	3,150,000	Illinois
Fidelity Federal Bancorp	8,000,000	Indiana
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp, Inc.	3,000,000	Kansas
Delmar Bancorp	4,500,000	Maryland
First Bancshares	10,000,000	Mississippi
MidWest Regional Bank	5,000,000	Missouri
C & F Financial Corporation	4,000,000	Virginia
Total	$49,650,000
    4    StoneCastle Financial Corp.|
See Notes to Schedule of Investments

Notes to Consolidated Schedule of Investments (unaudited)
Investment Valuation– The most significant estimates made in the preparation of the financial statements of StoneCastle Financial Corp. (“SCFC”or the“Company”) are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.
The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:
• Level 1— Quoted prices in active markets for identical securities;
• Level 2 — Other significant observable inputs. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and
• Level 3 — Significant unobservable inputs, including the Company’s own determinations about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.
The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.
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Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.
SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC’s Board of Directors will also review valuations of such investments provided by the Advisor. To the extent SCFC invests in securities for which market quotations are readily available, such market value will be used to value those securities. If a market value cannot be obtained or if the Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by the Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.
The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at September 30, 2021, were as follows:
	TOTAL FAIR VALUE AT 9-30-21	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Term Loans	$18,528,750	$—	$18,528,750	$—
Structured Debt Securities	20,703,860	—	20,703,860	—
Regulatory Capital Securities	131,947,448	—	106,795,361	25,152,087
Trust Preferred and Preferred Securities	20,927,979	—	8,942,424	11,985,555
Exchange Traded Fund	10,239,824	10,239,824	—	—
Money Market Fund	3,669,410	3,669,410	—	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	1,194,584	—	1,194,584	—
Total Investments in Securities	$207,211,855	$13,909,234	$156,164,979	$37,137,642
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The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.
For fair valuations using significant unobservable inputs, U.S. GAAP requires SCFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:
	REGULATORY CAPITAL SECURITIES	TRUST PREFERRED AND PREFERRED STOCK	TOTAL
Balance at December 31, 2020	$14,000,400	$12,245,495	$26,245,895
Realized gains including earnings	—	—	—
Unrealized appreciation/(depreciation) on investments	249,687	(259,940)	(10,253)
Purchases	18,063,578	—	18,063,578
Sales	—	—	—
Transfers in	—	—	—
Transfers out	(7,161,578)	—	(7,161,578)
Balance at September 30, 2021	$25,152,087	$11,985,555(1)	$37,137,642

(1)	Value based on discount for transaction costs.
The change in unrealized depreciation on Level 3 securities held as of September 30, 2021 was $(10,253).
	FAIR VALUE AT 9-30-21	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Regulatory Capital Securities	$25,152,087	Broker Quote	—	—	—
Trust Preferred and Preferred Stock	$11,985,555	Prior Transaction Analysis	Discount for transaction costs	3.00%	Increase in unobservable input will Decrease the value.
	$37,137,642
For more information with regard to significant accounting policies, see the most recent Company’s annual report filed with the Securities and Exchange Commissions.
Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the
| StoneCastle Financial Corp.    7

foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.
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